M A Y 1 3 , 20 25 Investor Day 2025

2 Safe Harbor Forward Looking Statements This presentation contains forward-looking statements within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995, such as statements about our future plans, objectives, expectations, financial performance, and continued business operations. The words "believe," "expect," "anticipate," "project," "estimate," "budget," "continue," "could," "intend," "may," "plan," "potential," "predict," "seek," "should," "will," "would," "objective," "forecast," "goal," "guidance," "outlook," "effort," "target," and similar expressions, among others, generally identify forward-looking statements, which speak only as of the date the statements were made. The statements in this presentation are based on currently available information and the current expectations, forecasts, and assumptions of Knowles’ management concerning risks and uncertainties that could cause actual outcomes or results to differ materially from those outcomes or results that are projected, anticipated, or implied in these statements. Other risks and uncertainties include, but are not limited to: the occurrence of any event, change, or other circumstance giving rise to our inability to achieve some or all of the strategic and financial benefits that we expect to achieve in connection with our CMM divestiture; f luctuations in our stock's market price; fluctuations in operating results and cash f lows; our ability to prevent or identify quality issues in our products or to promptly remedy any such issues that are identified; the timing of OEM product launches; risks associated with increasing our inventories in advance of anticipated orders by customers; global economic instability, including due to inflation, rising interest rates, negative impacts caused by pandemics and public health crises, or the impacts of geopolitical uncertainties; the impact of changes to laws and regulations that affect the Company’s ability to offer products or services to customers in different regions; our ability to achieve reductions in our operating expenses; the ability to qualify our products and facilities with customers; our ability to obtain, enforce, defend or monetize our intellectual property rights; disruption caused by a cybersecurity incident, including a cyber-attack, cyber breach, theft, or other unauthorized access; increases in the costs of critical raw materials and components; availability of raw materials and components; managing new product ramps and introductions for our customers; our dependence on a limited number of large customers; our ability to maintain and expand our existing relationships with leading OEMs in order to maintain and increase our revenue; increasing competition and new entrants in the market for our products; our ability to develop new or enhanced products or technologies in a timely manner that achieve market acceptance; our reliance on third parties to manufacture, assemble, and test our products and sub-components; escalating international trade tensions, new or increased tariffs and trade wars among countries; financial risks, including risks relating to currency fluctuations, credit risks and fluctuations in the market value of the Company; a sustained decline in our stock price and market capitalization may result in the impairment of certain intangible or long-lived assets; market risk associated with fluctuations in commodity prices, particularly for various precious metals used in our manufacturing operation, changes in tax laws, changes in tax rates and exposure to additional tax liabilities; and other risks, relevant factors, and uncertainties identified in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, subsequent Reports on Forms 10-Q and 8-K and our other filings we make with the U.S. Securities and Exchange Commission. Knowles disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Non-GAAP Disclaimer The financial results disclosed in this presentation include certain measures calculated and presented in accordance with GAAP. In addition to the GAAP results included in this presentation, Knowles has presented supplemental, adjusted earnings before interest, taxes, depreciation, and amortization; and adjusted earnings before interest, taxes, depreciation, and amortization margin; to facilitate evaluation of Knowles’ operating performance. These non-GAAP financial measures exclude certain amounts that are included in the most directly comparable GAAP measure. In addition, these non-GAAP financial measures do not have standard meanings and may vary from similarly titled non-GAAP financial measures used by other companies. Knowles uses non-GAAP measures as supplements to its GAAP results of operations in evaluating certain aspects of its business, and its executive management team focuses on non-GAAP items as key measures of Knowles’ performance for business planning purposes. These measures assist Knowles in comparing its performance between various reporting periods on a consistent basis, as these measures remove from operating results the impact of items that, in Knowles’ opinion, do not reflect its core operating performance. Knowles believes that its presentation of these non-GAAP financial measures is useful because it provides investors and securities analysts with the same information that Knowles uses internally for purposes of assessing its core operating performance. For a reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures, see the reconciliation tables in the Appendix.

Today's Agenda

Knowles Today	15 min
Precision Devices MedTech & Specialty Audio	45 min
M&A Strategy	10 min
Financials	10 min
Q&A	30 min

Our Speakers



Jeffrey Niew
President & CEO
30+ years expertise



John Anderson
SVP & CFO
30+ years expertise



Amrita Khemchandani
VP & GM, Ceramic Capacitors
20+ years expertise



Jon Kiachian
President, MSA
20+ years expertise



Brian Crannell
SVP, Corp. Development
25+ years expertise



Rick Belin
VP & GM, Cornell Dubilier
20+ years expertise

3

4 Enabling innovation that moves the world forward.

5 Industrial technology company >95% of revenue from MedTech, Defense & Industrial markets High margin product portfolio Meeting demands of secular trends Custom solutions delivered at scale Knowles Today

6 N E X T 5 Y E A R S 8-10% Revenue CAGR 10-14% Adjusted EBITDA† CAGR +300-500 bps Adjusted EBITDA Margin† Creating value for our organization, customers and shareholders — today and in the future. * For this non-GAAP financial measure, see the Appendix for GAAP to non-GAAP reconciliation † Reconciliation of this forward-looking non-GAAP financial measure to the most directly comparable GAAP financial measure is not provided because the information needed to complete a reconciliation is unavailable without unreasonable effort. 8% Revenue CAGR +400 bps Adjusted EBITDA Margin* 11% Adjusted EBITDA* CAGR 2 0 1 7 - 2 0 2 4 CONTINUING OPERATIONS

7 Four Acquisitions Two Divestitures Exited Consumer MEMS Microphone business Repositioning Our Portfolio Focused on higher margin products and markets Medtech, Defense, Industrial Market focus Strategic Shift Margin expansion Robust cash generation Strong Balance Sheet Financial Performance The pillars of our transformation.

8 Knowles at-a-glance. $554M 2024 Revenue 5,000+ Global Employees 600+ Engineers 75+ Years in Industry 54% Precision Devices 46% MedTech & Specialty Audio 48% MedTech 4% Electrification / Energy 21% Defense & Aerospace 27% Industrial 2024 Market Revenue Mix 2024 Segment Revenue Mix

9 Why we win. High Performance Technology Enabler of Customer Innovation Customization at Scale

10 High Performance Ceramic Capacitors & RF / Microwave Filters High Performance Film & Electrolytic Capacitors Hearing Health Solutions Microphones, BA Speakers High Performance Technology

11 Serving a diverse and innovative customer base. DEFENSEMEDTECH INDUSTRIAL ELECTRIFICATION Enabler of Customer Innovation Except as otherwise noted, the trademarks on this slide are the property of their respective owners.

12 See finance slide example Agility and Innovation Scale of large manufacturer Competitive Advantage = Customization at Scale

13 Shifting Defense Priorities Aging Population Meeting the demand of growing secular trends. Increasing Energy Consumption Manufacturing Automation

14 Our Products MedTech Hearing Health Implantables Imaging Medical Devices MARKET 4-6% CAGR Next 5 Years 48% Total Revenue† See Appendix for CAGR source data † Percentage of 2024 total Company revenue

15 Our Products Defense & Aerospace Radar Electronic Warfare Communications SatCom Detonation MARKET 3-5% CAGR Next 5 Years 21% Total Revenue† See Appendix for CAGR source data † Percentage of 2024 total Company revenue

16 Our Products Industrial MARKET Power Supply Battery Backup Lasers Motor Down Hole 4-6% CAGR Next 5 Years 27% Total Revenue† See Appendix for CAGR source data † Percentage of 2024 total Company revenue

17 Our Products Electrification / Energy MARKET Electric Vehicles EV Charging Energy 4% Total Revenue† 8-10% CAGR Next 5 Years See Appendix for CAGR source data † Percentage of 2024 total Company revenue

18 Precision Devices * For this non-GAAP financial measure, see the Appendix for GAAP to non-GAAP reconciliation $300M 2024 Revenue 20% 2024 Adjusted EBITDA Margins* 6-8% Expected Organic Revenue CAGR (2024-2029) You may not see our products, but you experience their impact.

19 2024 Market Mix $42M Revenue MedTech 14% $24M Revenue Electrification / Energy 8% $116M Revenue Defense 39% $118M Revenue Industrial 39% Precision Devices Market Mix 2024 Market Mix

20 As a leading manufacturer of specialty electronic products, we are a pivotal player in tomorrow’s technology.

21 High Reliability High Temperature High Voltage Non-Magnetic High Frequency High Capacitance O U R T E C H N O L O G Y A B I L I T Y T O C U S T O M I Z E R I G O R O U S T E S T I N G High Performance Ceramic Capacitors & RF / Microwave Filters Ability to Make Ceramics

22 Engineered to Order Termination Plating Assemblies Machining O U R T E C H N O L O G Y A B I L I T Y T O C U S T O M I Z E R I G O R O U S T E S T I N G High Performance Ceramic Capacitors & RF / Microwave Filters

23 Vibration / Shock High Reliability Testing Humidity Thermal Stress Environmental O U R T E C H N O L O G Y A B I L I T Y T O C U S T O M I Z E R I G O R O U S T E S T I N G Defect Free High Performance Ceramic Capacitors & RF / Microwave Filters

24 High Reliability Capacitors Multi-Layer Capacitors (MLC) Trimmer Capacitors CAPABILITIES High Reliability High Q, High Temp, High Voltage Variable Capacitance, Non-Mag, Test & Measure MARKETS Medical Devices, Defense, Space Industrial, Telecom, Automotive Medical Devices, Defense, Semiconductor Equipment Product Overview: Ceramic Capacitors

25 RF Passive Components RF Filters Single Layer Capacitors CAPABILITIES Small Size & Weight, Temperature Stability, Customized Performance Wide Frequency Range, High Reliability, High Performance Small Size, High Reliability, Temperature Stability MARKETS Defense & Aerospace Defense & Aerospace Defense & Aerospace Product Overview: RF / Microwave Filters

26CERAMIC CAPACITORS MEDTECH DEFENSE & AEROSPACE INDUSTRIAL ELECTRIFICATION / ENERGY Capacitors and half-turn trimmers for implantable device Cochlear Implants Capacitors for implantable cardiac device Pacemakers IMPLANTABLES IMAGING Supply multiple types of components into MRI coil applications MRI Supply multiple types of components into imaging applications X-Ray

27CERAMIC CAPACITORS Pulse energy capacitors with high energy storage and fast pulse discharge for explosive charges Detonation Systems MUNITION & MISSILES COMMUNICATION SYSTEMS High efficiency capacitors that enable critical RF and power functions Radar Customized EMI filters that ensure data signal integrity Satellite MEDTECH DEFENSE & AEROSPACE INDUSTRIAL ELECTRIFICATION / ENERGY

28RF / MICROWAVE FILTERS MEDTECH DEFENSE & AEROSPACE INDUSTRIAL ELECTRIFICATION / ENERGY High performance under challenging technical specifications Electronic Warfare High performance under harsh operating conditions Missile Supports frequency range with small size and weight Communications High reliability in harsh operating environments Space Supports wide range of operating frequencies and power levels Radar

29 High efficiency capacitors for RF laser circuitry in medical, industrial, and semiconductor equipment Laser ADVANCED MANUFACTURING MEDTECH DEFENSE & AEROSPACE INDUSTRIAL High efficiency, high power capacitors for semiconductor manufacturing equipment Lithography ELECTRIFICATION / ENERGY CERAMIC CAPACITORS

30CERAMIC CAPACITORS Safety capacitors that prevent shock hazard and mitigate interference Onboard ELECTRIC VEHICLES Resonant capacitors that support efficient power conversion EV Charging Stations MEDTECH DEFENSE & AEROSPACE INDUSTRIAL ELECTRIFICATION / ENERGY

31 Integrated Capacitor Solutions Inductors New Growth Areas: High Performance Ceramic Capacitors • RF ceramic inductors for MedTech and Defense • Signal detection and selection in MRI machines • Low frequency signal reception in tactical communications • High efficiency, high reliability capacitors combined with core capabilities in precision machining and assembly • To provide value added service/solution through customization at scale

32 1 2 3 High Performance Ceramic Capacitors & RF / Microwave Filters Recap Leader in advanced ceramics innovation and customized solutions Differentiated position in demanding, sticky markets, consistently securing strategic long-cycle wins Unique end-to-end capability with speed, agility and scalability driving premium margins

33 Engineer-to-Engineer Engagement Unique Solutions for Customers Ability to Produce at Scale High Performance Film & Electrolytic Capacitors Ability to Design Film & Electrolytic Materials

34 Electrolytic Capacitors Film Capacitors RF Mica Capacitors Supercapacitors CAPABILITIES High Reliability, Low Voltage Power Conversion High Reliability, High Voltage Power Conversion, Pulse Power High Reliability, High Q, High Voltage Variable Capacitance & Voltage, Active / Passive Balancing MARKETS Defense & Aerospace, Medical Devices, Industrial Medical Devices, Energy, Electrification, Industrial Defense & Aerospace, Medical Applications Power Management, Robotics, GPS Product Overview

35 MEDTECH DEFENSE & AEROSPACE INDUSTRIAL High energy density & high pulse delivery capability Defibrillators High energy pulse of charged particles Radiotherapy High energy discharge Lasers Energy storage & signal filtering provided for reliable operation Ventilators ELECTRIFICATION / ENERGY

36 Pulse energy capacitors with high energy storage & fast pulse discharge Railgun Amplifying & filtering the signal on the circuit Radar Engineered reliability & performance that ensure data signal integrity MEDTECH DEFENSE & AEROSPACE INDUSTRIAL Control Systems ELECTRIFICATION / ENERGY

37 Optimal energy transfer Induction Heating Consistent voltage for continuous output Motor & Drive Systems High energy discharge with low power loss Battery Backup Power on demand at a consistent discharge rate Welding MEDTECH DEFENSE & AEROSPACE INDUSTRIAL ELECTRIFICATION / ENERGY

38 Ability to store & release charge quickly and consistently EV Charging Stations Energy storage for continuous power Energy MEDTECH DEFENSE & AEROSPACE INDUSTRIAL ELECTRIFICATION / ENERGY High voltage transmission with low power loss DC Transmission

39 Pulse Fracturing (“Fracking”) New Growth Area: Specialty Film • Next generation fracturing technology using short, high-pressure pulses to break rock • Pulse power film capacitor capable of operating in very high pressures and temperatures • Significantly lower environmental impact and operating costs through reduced usage of fracking fluid High Voltage Direct Current (HVDC) • Capitalize on global electrical grid upgrade cycles • Specialty film capacitor serves as critical filter in HVDC conversion process, reducing power loss and stabilizing voltage • Ability to transmit electrical power over longer distances, reducing operating costs

40 1 2 3 High Performance Film & Electrolytic Capacitors Recap Industry leading Cornell Dubilier brand built on 110+ years of innovation, benefitting from Knowles's expanded market reach and disciplined business processes Differentiated electrolytics and film capacitor portfolio built on customized solutions which can be produced at scale New growth areas for specialty film capacitors provide opportunities to accelerate our growth using proven technology

41 MedTech & Specialty Audio $254M 2024 Revenue 44% 2024 Adjusted EBITDA Margins* 2-4% Expected Organic Revenue CAGR (2024-2029) Enhancing quality of life for those with hearing loss. * For this non-GAAP financial measure, see the Appendix for GAAP to non-GAAP reconciliation

42 Hearing Health Communications Audiophile MEDTECH INDUSTRIAL87% of 2024 Revenue 13% of 2024 Revenue

43 High Performance Audio Solutions Customer Relationships Supply Chain & Manufacturing Quality & ReliabilityInnovation

44 MEDTECH INDUSTRIAL Small speaker with high output at low power Balanced Armature HEARING HEALTH Complete speaker assembly that fits inside the ear canal providing natural sound quality Receiver-In-Canal (RIC) Superior acoustic performance, small size, broad portfolio serving all applications MEMS Microphone

45 MEDTECH INDUSTRIAL Microphone mounted on an extendable arm allowing for versatility & movement Boom Mic Premium Earphones COMMUNICATIONS Small size enables multiple drivers for superior audio quality AUDIOPHILE

46 Cardiac Rhythm Management New Growth Areas: MedTech Micro Solutions Neuromodulation Diagnostics Surgical Navigation Coil Winding Metal Stamping Plastic Molding APPLICATIONSCORE COMPETENCIES

47 1 2 3 Acoustic innovation leader with full vertical manufacturing integration allowing full customization of customer solutions Participate in resilient end markets with consistent, stable growth Differentiated position drives high margins and robust cash generation MedTech & Specialty Audio Recap

48 Expanding our business through strategic acquisitions. M&A Strategy

49 Consolidation in existing products and technologies Extensions to product lines which serve our existing markets and customers Adjacencies to expand our technology and customer base Consumer MEMS Microphones Strategically focused on expanding from our strong core. ACQUISITIONS DIVESTITURES

50 Expanding our business through strategic acquisitions. M&A Playbook • Proven diligence process • Comprehensive integration program leveraging operations and financial business processes Growth Target Screening • Differentiated technology • Strong fit with our growth markets • Accretive financial profile with attractive return potential

51 Extension of our capacitor technology offering New markets in energy Expanded customer base Attractive financial return CASE STUDY

52 Net Leverage represents Debt less Cash over EBITDA Financial Targets Healthy Funnel of Opportunities Year 1 accretive Maintain Net Leverage Ratio of 2.75x Returns 200-300 bps above cost of capital by Year 3 Consolidation and extension in Precision Devices Adjacencies leveraging capabilities in our growth markets

53 Overview & Outlook Financials

54 61 68 75 38 108 142 107 129 2017 2018 2019 2020 2021 2022 2023 2024 * For this non-GAAP financial measure, see the Appendix for GAAP to non-GAAP reconciliation Revenue CAGR 2017-2024 Adjusted EBITDA* CAGR 2017-2024 Historical Financial Performance - Continuing Operations 321 364 396 355 442 479 457 554 2017 2018 2019 2020 2021 2022 2023 2024 11% CAGR 4% Organic Growth 4% Growth by Acquisition Focused on areas with higher returns and growth Invested in demanding growth markets 8% CAGR

55 2017 19% 2024 23% Adjusted EBITDA Margin* Expansion Shed low-margin business / pricing +400 bps Lean manufacturing, automation, and factory productivity initiatives Control operating expenses at every level by optimizing shared service team, leveraging a single ERP system * For this non-GAAP financial measure, see the Appendix for GAAP to non-GAAP reconciliation

56 Replicating our business model over the next five years. 8-10% Revenue CAGR 4-6% Organic Growth 4% Acquisitions 16-20% Cash from Operations as a % of Revenue = 2025 Full-Year Outlook (in millions) Five Year Target $560-$590 Revenue $140-$150 Adjusted EBITDA† $80-$100 Cash from Operations 10-14% Adjusted EBITDA† CAGR † Reconciliation of this forward-looking non-GAAP financial measure to the most directly comparable GAAP financial measure is not provided because the information needed to complete a reconciliation is unavailable without unreasonable effort

57 8-10% Revenue CAGR Our components of revenue growth. 6-8% Precision Devices 2-4% MedTech & Specialty Audio 4% Acquisitions N E X T 5 Y E A R S N E X T 5 Y E A R S

58 Pricing / Higher Value Products Factory Productivity Initiatives Capacity Utilization Continuing to drive value with strong earnings growth. Margin Expansion Operating Expenses Accretive Acquisitions Continued disciplined approach to SG&A Accretive in first 12 months Organic Revenue Growth EBITDA drop through 10-14% Adjusted EBITDA CAGR † N E X T 5 Y E A R S † Reconciliation of this forward-looking non-GAAP financial measure to the most directly comparable GAAP financial measure is not provided because the information needed to complete a reconciliation is unavailable without unreasonable effort

59 Proximity sourcing and manufacturing: strategically located by region. Global Headquarters Manufacturing (13 Locations) Cazenovia, NY New Bedford, MA Boonton, NJ Liberty, SC Dominican Republic Itasca, IL Calexico, CA Valencia, CA San Diego, CA Mexicali, MX Cebu, PhilippinesPenang, Malaysia Suzhou, China

60 Capital Deployment (2017-2024) Debt Reduction & Interest Payments $212M Share Repurchase $206M Capital Expenditures $132M M&A Deployment $358M

61 Deploy capital with targeted return of 200-300 bps above cost of capital. Capital Allocation Organic Investment • Capital investments of 3-5% of revenues over a cycle to support new business and product innovation M&A • Focal point of our capital allocation strategy • Supported by robust pipeline focused on high-growth end markets • Demonstrated capabilities to acquire and integrate • Existing liquidity of $350M+ supports acquisition growth • Limit net leverage ratio to 2.75x Share Repurchase • $206M executed on existing $250M program through Q4 2024 • BOD authorization of additional $150M • Taking an opportunistic and efficient approach to future share repurchases Net Leverage represents Debt less Cash over EBITDA

1 2 3 4 5 62 Strategic transformation into industrial technology leader completed with focus on attractive MedTech, Defense, Industrial, and Energy markets Historical financial performance demonstrates ability of portfolio to deliver future growth with strong margin expansion over a cycle Differentiation through customization at scale creating distinct competitive advantage Proven M&A strategy to supplement organic growth Strong balance sheet and cash generation with capital allocation strategy to drive shareholder returns

Investor Day 2025 M A Y 1 3 , 20 25

64 Appendix

65 Reconciliation of GAAP Financial Measures to Non-GAAP Financial Measures Quarter Ended December 31, (Continuing operations, in millions) 2024 2023 2022 2021 2020 2019 2018 2017 Revenues $ 553.5 $ 456.8 $ 478.8 $ 441.9 $ 355.4 $ 395.9 $ 363.7 $ 321.2 Net earnings (loss) $ 23.4 $ 65.6 $ 66.4 $ 98.4 $ (13.2) $ 7.1 $ 24.8 $ (11.3) Interest expense, net 16.3 5.4 3.5 13.8 15.9 14.3 15.3 19.8 Provision for (benefit from) income taxes 11.3 (28.3) 21.3 (53.0) 2.4 10.2 (10.6) 7.7 Earnings from continuing operations before interest and income taxes 51.0 42.7 91.2 59.2 5.1 31.6 29.5 16.2 Stock-based compensation expense 22.2 22.8 22.4 24.6 9.2 14.5 15.8 15.2 Intangibles amortization expense 17.0 7.5 5.8 5.0 2.4 2.4 1.8 0.8 Restructuring charges 3.4 3.3 0.6 0.2 3.0 2.6 1.8 8.5 Production transfer costs 4.2 0.4 - - 0.2 2.3 2.6 6.3 Acquisition-related costs 8.4 9.4 - - - - - - Other 1.7 2.1 3.4 1.6 0.4 5.3 1.9 0.3 Non-GAAP reconciling adjustments 56.9 45.5 32.2 31.4 15.2 27.1 23.9 31.1 Depreciation expense 20.6 18.7 18.6 17.6 17.2 16.4 14.8 13.9 Adjusted earnings before interest, income taxes, depreciation, and amortization ("EBITDA") $ 128.5 $ 106.9 $ 142.0 $ 108.2 $ 37.5 $ 75.1 $ 68.2 $ 61.2 Adjusted EBITDA margin 23.2% 23.4% 29.7% 24.5% 10.6% 19.0% 18.8% 19.1%

66 Reconciliation of GAAP Financial Measures to Non-GAAP Financial Measures Precision Devices MedTech & Specialty Audio (Continuing operations, in millions) Year Ended December 31, 2024 Revenues $ 300.0 $ 253.5 Operating earnings $ 15.0 $ 97.5 Other expense, net 0.2 - Earnings before interest and income taxes $ 14.8 $ 97.5 Earnings before interest and income taxes margin 4.9% 38.5% Stock-based compensation expense 2.7 4.8 Intangibles amortization expense 17.0 - Impairment charges - - Restructuring charges 3.4 - Production transfer costs 4.2 - Acquisition-related costs 7.4 - Other 0.5 - Adjusted earnings before interest and income taxes $ 50.0 $ 102.3 Adjusted earnings before interest and income taxes margin 16.7% 40.4% Operating earnings $ 15.0 $ 97.5 Other expense, net 0.2 - Earnings before interest and income taxes $ 14.8 $ 97.5 Non-GAAP reconciling adjustments 35.2 4.8 Depreciation expense 10.5 8.3 Adjusted earnings before interest, income taxes, depreciation, and amortization ("EBITDA") $ 60.5 $ 110.6 Adjusted EBITDA margin 20.2% 43.6%

67 Defense Data Sources • Global Data, Global Tactical Communications Market Forecast 23-33 • Global Data, Global Electronic Warfare Market Forecast 24–34 • Global Data, Global Missiles & Missile Defense Systems Market Forecast 24-34 • Global Military Ammunition Market Forecast 23-33 • Global Data, Global Military Radar Market Forecast 23-33 • Global Data, Global Military Satellite Market Forecast 23-33 • Paumanok, High-Reliability Passive Components: World Markets, Technologies & Opportunities: 2023-2028 • Grand View Research, Radio Frequency (RF) Components, 23-30 Industrial Data Sources • Fortune Business Insights, Automated Guided Vehicle Market Size and Share, 2025 • Global Industry Analysts, Inc., RF Test Equipment, 2023 • Paumanok, High-Reliability Passive Components: World Markets, Technologies & Opportunities: 2023-2028 • Yole, Passive Components for Power Converter 2025 • Yole, Semiconductor Laser Industry 2024 • Yole, Optical Transceivers for Datacom & Telecom, 2022 • Yole, Semiconductor Equipment Subsystems, 2024 Market Sources Energy / Electrification Data Sources • Yole, Power Converter for xEV, Green Energy and Industrial 2024 MedTech Data Sources • Global Data, Medical Intelligence Center, Medical Equipment Market, Global, 2018-2033 • Mordor Intelligence, External Defibrillator Market (24-29) • Paumanok, High-Reliability Passive Components: World Markets, Technologies & Opportunities: 2023-2028 • Investor presentations and analyst reports for Sonova Holding AG, Demant A/S, GN Stor Nord A/S, and Amplifon S.p.A. Knowles makes no representation or warranty, express or implied, as to the fairness, accuracy, reasonableness or completeness of the information sourced from or obtained from third parties. While such information is believed to be reliable for purposes used herein, no representations are made as to the accuracy or completeness thereof and Knowles does not take any responsibility for such information.